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                                                                  Exhibit 10.2.2

Execution Copy

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                         NEW YORK STATE ENERGY RESEARCH
                           AND DEVELOPMENT AUTHORITY

                                      AND

                                 HSBC BANK USA,
                                   as Trustee

                          ============================

                       FIRST SUPPLEMENTAL TRUST INDENTURE

                            Dated as of July 1, 2001

                                       to

                                TRUST INDENTURE

                            Dated as of July 1, 1999

                          ============================

                                  relating to

              $292,700,000 Facilities Revenue Bonds, 1999 Series A
            (Consolidated Edison Company of New York, Inc. Project)

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                               TABLE OF CONTENTS
                                                                            Page

Parties........................................................................1
Recitals.......................................................................1

                                   ARTICLE I

                           AUTHORIZATION; DEFINITIONS

SECTION 1.01.   Supplemental Indenture.........................................2

                                   ARTICLE II

                          AMENDMENTS TO THE INDENTURE

SECTION 2.01.   Amendment to Section 1.01 of the Indenture.....................2
SECTION 2.02.   Amendment to Paragraph 7 of Section 2.02 of the
                Indenture.....................................................32
SECTION 2.03.   Amendment to Section 3.01 of the Indenture....................32
SECTION 2.04.   Amendment to Sections 3.03 through 3.10 of the
                Indenture.....................................................36
SECTION 2.05.   Amendment to Paragraph 3 of Section 4.01 of the
                Indenture.....................................................51
SECTION 2.06.   Amendment to Paragraph 3 of Section 4.02 of the
                Indenture.....................................................53
SECTION 2.07.   Amendment to Paragraph 3 of Section 4.03 of the
                Indenture.....................................................55
SECTION 2.08.   Amendment to Subsection (b) of Section 5.01 of the
                Indenture.....................................................56
SECTION 2.09.   Amendment to Section 5.11 of the Indenture....................56
SECTION 2.10.   Amendment to Paragraph 1 of Section 5.12 of the
                Indenture.....................................................57
SECTION 2.11.   Amendment to Section 6.01 of the Indenture....................58
SECTION 2.12.   Section 6.04 of the Indenture.................................58
SECTION 2.13.   Section 6.05 of the Indenture.................................60
SECTION 2.14.   Amendment to Section 9.02 of the Indenture....................61
SECTION 2.15.   Amendment to Section 11.21 of the Indenture...................63


                                      (i)
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SECTION 2.16.   Amendment to Subsection (d) of Section 12.01 of
                the Indenture.................................................63
SECTION 2.17.   Amendment to Section 12.02 of the Indenture...................64
SECTION 2.18.   Amendment to Section 12.03 of the Indenture...................64
SECTION 2.19.   Amendment to Section 14.02 of the Indenture...................65
SECTION 2.20.   Amendment to Section 14.05 of the Indenture...................66
SECTION 2.21.   Amendment to Section 14.10 of the Indenture...................66
SECTION 2.22.   Amendment to Section 17.01 of the Indenture...................66
SECTION 2.23.   Amendment to Appendix A to the Indenture......................67
SECTION 2.24.   Amendment to Appendix A to the Indenture......................67
SECTION 2.25.   Amendment to Exhibit B to the Indenture.......................67

                                  ARTICLE III

                                 MISCELLANEOUS

SECTION 3.01.   Effective Date; Counterparts..................................68
SECTION 3.02.   Acceptance....................................................68


                                      (ii)
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            THIS FIRST SUPPLEMENTAL TRUST INDENTURE, made and dated as of July
1, 2001 (the "First Supplemental Indenture") to the TRUST INDENTURE made and dated as of July 1, 1999 (the "Indenture") by and between NEW YORK STATE ENERGY RESEARCH AND DEVELOPMENT AUTHORITY (the "Authority"), a body corporate and politic, constituting a public benefit corporation, and HSBC BANK USA, as trustee (together with any successor trustee appointed in accordance with the terms of such Indenture, hereinafter referred to as the "Trustee"), a banking corporation organized and existing under and by virtue of the laws of the State of New York, with its corporate trust office located in New York, New York,

                         W I T N E S S E T H  T H A T:

            WHEREAS, pursuant to special act of the Legislature of the State of New York (Title 9 of Article 8 of the Public Authorities Law of New York, as from time to time amended and supplemented, herein called the "Act"), the Authority has been established as a body corporate and politic, constituting a public benefit corporation; and

            WHEREAS, pursuant to the Act, the Authority is empowered to contract with any power company to participate in the construction of facilities to be used for the furnishing of electric energy to the extent required by the public interest in development, health, recreation, safety, conservation of natural resources and aesthetics; and

            WHEREAS, the Authority and the Consolidated Edison Company of New York, Inc. (the "Company") have entered into a Participation Agreement, dated as of July 1, 1999, providing for the refunding of Electric Facilities Revenue Bonds, Series 1989 C (Consolidated Edison Company of New York, Inc. Project) and Electric Facilities Revenue Bonds, Series 1990 A (Consolidated Edison Company of New York, Inc. Project) (collectively, the "Prior Bonds") of the Authority which were issued to finance the acquisition, construction and installation of certain facilities for the furnishing of electric energy within the Company's service area and as part of such participation, that the Authority issue bonds pursuant to the Act to provide funds to refund the Prior Bonds; and

            WHEREAS, on July 29, 1999, the Authority issued its Facilities Revenue Bonds, Series 1999A (Consolidated Edison Company of New York, Inc. Project) in an aggregate amount not exceeding $292,700,000 (the "Bonds") under and pursuant to Resolution No. 934 of the Authority, adopted April 19, 1999, for the purpose of paying a portion of the redemption price of the Prior Bonds; and

            WHEREAS, on June 25, 2001, the Authority, at the request of the Company, delivered a written notice pursuant to Section 4.01.1 of the Indenture to the Trustee and certain other parties specifying an Auction Rate as the new interest rate mode applicable to the Bonds effective on July 24, 2001; and

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            WHEREAS, Section 14.02 of the Indenture provides that the Authority and the Trustee may, in accordance with the terms thereof, modify, amend or supplement the Indenture; and

            WHEREAS, the Company has requested that the Indenture be amended to
(i) clarify certain terms of the Indenture, (ii) conform certain terms of the Indenture relating to the Bonds while they bear interest at an Auction Rate with the current market standards for such Bonds and (iii) provide for new provisions made necessary or desirable by the issuance of a financial guaranty insurance policy; and

            WHEREAS, all acts, conditions and things necessary or required by the Constitution and statutes of the State of New York or otherwise, to exist, happen, and be performed as prerequisites to the execution of this First Supplemental Indenture, do exist, have happened, and have been performed;

            NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Authority agrees with the Trustee and with the respective owners, from time to time, of the Bonds or any part thereof as follows:

                                   ARTICLE I

                           AUTHORIZATION; DEFINITIONS

            SECTION 1.01. Supplemental Indenture. This First Supplemental Indenture is supplemental to, and is entered into in accordance with Article XIV of the Indenture; and except as modified, amended and supplemented by this First Supplemental Indenture, the provisions of the Indenture are in all respects ratified and confirmed and shall remain in full force and effect.

                                   ARTICLE II

                         AMENDMENTS TO THE INDENTURE(1)

            SECTION 2.01. Amendment to Section 1.01 of the Indenture. Section
1.01 is hereby amended to read in its entirety as follows:

                  Definitions of Specific Terms. Unless the context shall clearly indicate some other meaning or may otherwise require, the terms defined in this Section shall, for all purposes of this Indenture and of any indenture, resolution or other instrument amendatory hereof or supplemental

----------

      (1) Striked-out language reflects language deleted by this First Supplemental Indenture from the Indenture and underscored language reflects language added by this First Supplemental Indenture to the Indenture.


                                       2
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      hereto and of any certificate, opinion, instrument or document herein or therein mentioned, have the meanings herein specified, with the following definitions to be equally applicable to both the singular and plural forms of any terms herein defined and vice versa.

                  "Act" shall mean the New York State Energy Research and Development Authority Act, Title 9 of Article 8 of the Public Authorities Law of the State of New York, as from time to time amended and supplemented.

                  "Additional Payments" shall mean the Additional Payments as defined in Section 4.02(f) of the Participation Agreement.

                  "Adjustable Rate" shall mean any of the following types of interest rates: a Commercial Paper Rate, an Auction Rate, a Daily Rate, a Weekly Rate, a Monthly Rate, a Semi-annual Rate and a Term Rate.

                  "Administration Fees" shall mean the amounts payable by the Company to the Authority pursuant to Section 4.02(f) of the Participation Agreement to defray a portion of the expenses incurred by the Authority in conducting and administering its special energy project programs and the amount payable as state bond issuance charge pursuant to Section 4.02(f) of the Participation Agreement.

                  "Affiliate" shall mean any person known to the Auction Agent to be controlled by, in control of or under common control with the Company; provided that no Broker-Dealer controlled by, in control of or under common control with the Company shall be an Affiliate nor shall any corporation or any person controlled by, in control of or in common control with such corporation be an Affiliate solely because a director or executive officer of such Broker-Dealer is also a director of the Company.

                  "After-Tax Equivalent Rate" on any date of determination shall mean with respect to Auction Rate Bonds, the interest rate per annum equal to the product of (x) Commercial Paper/Treasury Rate on such date and (y) (1.00 minus the Statutory Corporate Tax Rate on such date).

                  "Agent Member" shall mean a member of, or participant in, the Securities Depository.

                  "All Hold Rate" shall mean on any date of determination with respect to Auction Rate Bonds the rate per annum equal to 85% (as such percentage may be adjusted pursuant to Section 3.10) of the lesser of (i) the BMA Index on such date and (ii) the After-Tax Equivalent Rate on such date; provided, however, that in no event shall such All Hold Rate exceed the Maximum Allowed Rate.


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                  "Alternate Support Facility" shall mean any Support Facility obtained pursuant to the provisions of Section 6.02 in replacement of an existing Support Facility.

                  "Applicable Percentage" on any date of determination shall mean the percentage determined as set forth below (as such percentage may be adjusted for Auction Rate Bonds pursuant to Section 3.10) based on the prevailing long-term rating of the Auction Rate Bonds in effect at the close of business on the Business Day immediately preceding such date of determination:

                Applicable
                Prevailing Rating                       Percentage
                -----------------                       ----------

                AAA/"Aaa"                                  175%
                AA/"Aa"                                    175%
                A/"A"                                      175%
                BBB/"Baa"                                  200%
                Below BBB/"Baa"                            265%

                  For purposes of this definition, the "prevailing rating" of the Auction Rate Bonds will be (a) AAA/"Aaa," if the Auction Rate Bonds have a rating of AAA or better by S&P and a rating of "Aaa" Or better by Moody's, or the equivalent of such ratings by a substitute rating agency or agencies selected as provided below, (b) if not AAA/"Aaa," then AA/"Aa" if the Auction Rate Bonds have a rating of AA- or better by S&P and a rating of "Aa3" or better by Moody's, or the equivalent of such ratings by a substitute rating agency or agencies selected as provided below, (c) if not AAA/"Aaa" or AA/"Aa," then A/"A" if the Auction Rate Bonds have a rating of A- or better by S&P and a rating of "A3" or better by Moody's, or the equivalent of such ratings by a substitute rating agency or agencies selected as provided below, (d) if not AAA/"Aaa," AA/"Aa" or A/"A," then BBB/"Baa," if the Auction Rate Bonds have a rating of BBB- or better by S&P and a rating of "Baa3" or better by Moody's, or the equivalent of such ratings by a substitute rating agency or agencies selected as provided below, and (e) if not AAA/"Aaa," AA/"Aa", A/"A" or BBB/"Baa," then below BBB/"Baa," whether or not the Auction Rate Bonds are rated by any securities rating agency.

                  If (x) the Auction Rate Bonds, are rated by a rating agency or agencies other than Moody's or S&P and (y) the Company has delivered on behalf of the Authority to the Trustee and the Auction Agent an instrument designating one or two of such rating agencies to replace Moody's or S&P, or both, then for purposes of the definition of "prevailing rating" Moody's or S&P, or both, will be deemed to have been replaced in accordance with such instrument; provided, however, that such instrument must be accompanied by the consent of the Remarketing Agent. For purposes of this definition, S&P's rating categories of AAA, AA-, A- and BBB-, and Moody's

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      rating categories of "Aaa," "Aa3," "A3" and "Baa3," refer to and include the respective rating categories correlative thereto in the event that either or both of such rating agencies have changed or modified their generic rating categories. If the prevailing ratings for the Bonds are split between the categories set forth above, the lower rating will determine the prevailing rating.

                  "Auction" shall mean each periodic implementation of the Auction Procedures for Auction Rate Bonds.

                  "Auction Agency Agreement" shall mean the Auction Agency Agreement to be entered into between the Company and the Auction Agent with respect to the Auction Rate Bonds, as from time to time amended and supplemented.

                  "Auction Agent" shall mean any entity appointed as such pursuant to Section 11.21 and its successors and assigns.

                  "Auction Date" shall mean with respect to each Auction Period, the last Tuesday of the immediately preceding Auction Period (or such other day that the Remarketing Agent shall establish as the Auction Date therefor pursuant to Section 3.05); provided, that if such day is not a Business Day, the Auction Date shall be the next succeeding Business Day.

                  "Auction Period" shall mean, after a Change in the Interest Rate Mode to an Auction Rate, until the effective date of a subsequent Change in the Interest Rate Mode or the Stated Maturity, each period from and including the last Interest Payment Date for the immediately preceding Auction Period or Calculation Period, as the case may be, to and including the next succeeding Auction Date or, in the event of a Change in the Interest Rate Mode, to but excluding the effective date of such change, provided, if any day that would be the last day of any such period does not immediately precede a Business Day, such period shall end on the next day which immediately precedes a Business Day.

                  "Auction Procedures" shall mean with respect to the Auction Rate Bonds the procedures set forth in Sections 3.06 through 3.09.

                  "Auction Rate" shall mean with respect to Auction Rate Bonds and each Auction Period for such Auction Rate Bonds, the rate of interest per annum determined for the Bonds pursuant to Article III.

                  "Auction Rate Bonds" shall mean with respect to an Auction Rate Period, any Bonds or subseries of Bonds which bear interest at the Auction Rate.

                  "Auction Rate Bonds Period Record Date" shall mean, with respect to each Interest Payment Date during an Auction Rate Period, the Business Day immediately preceding such Interest Payment Date.

                  "Auction Rate Period" shall mean any period during which the Auction Rate Bonds bear interest at an Auction Rate determined pursuant to the implementation of Auction Procedures established under Article III, which period shall commence on the effective date of a Change in the Interest Rate Mode to an Auction Rate and shall extend through the day immediately preceding the earlier of (a) the effective date of a Change in the Interest Rate Mode or (b) the Stated Maturity.

                  "Authority" shall mean New York State Energy Research and Development Authority, the public benefit corporation created by the Act, and its successors and assigns.

                  "Authorized Company Representative" shall mean any officer or other employee of the Company at the time designated to act on behalf of the Company by written certificate furnished to the Authority and the Trustee containing the specimen signature of such person and signed on behalf of the Company by its Chairman, President or a Vice President and its Secretary or an Assistant Secretary.

                  "Authorized Officer" shall mean the Chair, Vice-Chair, President, Vice President, Treasurer, Assistant Treasurer or Secretary of the Authority.

                  "Available Auction Rate Bonds" shall mean with respect to the Auction Rate Bonds, Available Auction Rate Bonds as defined in Section 3.08.

                  "Bid" shall mean with respect to the Auction Rate Bonds, Bid as defined in Section 3.06.

                  "Bidder" shall mean with respect to the Auction Rate Bonds, Bidder as defined in Section 3.06.

                  "BMA Index" shall mean, as of any date of determination, the Bond Market Association Municipal Swap Index that is most recently released by Municipal Market Data to its subscribers prior to such date of determination; provided, however, that if the BMA Index is unavailable for a period of over 21 days preceding such date of determination, references to the BMA Index shall be replaced by the After-Tax Equivalent Rate.

                  "Bond Counsel" shall mean an attorney or firm or firms of attorneys, satisfactory to the Authority and the Trustee, nationally recognized and experienced in matters relating to tax exemption of interest on bonds issued by states and their political subdivisions.

                  "Bond Fund" shall mean the special trust fund of the Authority designated as "Consolidated Edison Company of New York, Inc. Project Bond Fund" created and established under, and to be held and administered by the Trustee as provided in, Section 9.01 and, unless the context shall clearly indicate otherwise, shall include the "Interest Account," the "Principal Account," and the "Redemption Account" created and established therein.

                  "Bond Insurer" shall mean Ambac Assurance Corporation, or any successor thereto.

                  "Bond Purchase Agreement" shall mean the Bond Purchase Agreement, dated July 28, 1999, among the Authority, the Company and the underwriters for the Bonds.

                  "Bond Purchase Fund" shall mean the Bond Purchase Fund established pursuant to the Bond Purchase Trust Agreement.

                  "Bond Purchase Trust Agreement" shall mean the Bond Purchase Trust Agreement dated as of the date hereof between the Authority and the Registrar and Paying Agent, as from time to time amended or supplemented.

                  "Bond Year" shall have the meaning set forth in the Tax Regulatory Agreement.

                  "Bondholder", "Holder of a Bond" or "Holder" shall mean any registered owner of a Bond.

                  "Bonds" shall mean $292,700,000 aggregate principal amount of the "Facilities Revenue Bonds, Series 1999A (Consolidated Edison Company of New York, Inc. Project)" issued as authorized in Section 2.02 at any time Outstanding.

                  "Broker-Dealer" shall mean any broker-dealer (as defined in the Securities Exchange Act), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures (i) that is an Agent Member (or an affiliate of an Agent Member), (ii) that has been selected by the Auction Agent and the Company with the consent of the Authority, and (iii) that has entered into a Broker-Dealer Agreement with the Auction Agent and the Company that remains effective.

                  "Broker-Dealer Agreement" shall mean each agreement applicable to the Auction Rate Bonds, between a Broker-Dealer, the Company and the Auction Agent pursuant to which the Broker-Dealer, among other things, agrees to participate in Auctions as set forth in the Auction Procedures, as from time to time amended and supplemented.

                  "Business Day" shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange or banks are authorized or obligated by law or executive order to close in New York, New York, or any city in which is located the principal corporate trust office of the Trustee or the office of an issuer of a Support Facility at which demands for a draw on, or borrowing or payment under, the Support Facility will be made.

                  "Calculation Period" shall mean (a) during any Commercial Paper Rate Period following a Change in the Interest Rate Mode to a Commercial Paper Rate Period, the period from and including the effective date of the Change in the Interest Rate Mode to a Commercial Paper Rate Period to but not including any day not more than 270 days thereafter which is a day immediately preceding a Business Day established by the Remarketing Agent pursuant to Section 3.02 and, thereafter, any Calculation Period established by the Remarketing Agent pursuant to
      Section 3.02 which shall end on a day not later than 270 days from the commencement thereof; (b) during any Daily Rate Period, the period from and including a Business Day to but not including the next succeeding Business Day; (c) during the first Weekly Rate Period, the period from and including the date of issuance of the Bonds to and including the following Tuesday, and thereafter the period from and including Wednesday of each week to and including the following Tuesday and during any other Weekly Rate Period following a Change in the Interest Rate Mode to a Weekly Rate, the period from and including the effective date of the Change in the Interest Rate Mode to and including the following Tuesday, and, thereafter, the period from and including Wednesday of each week to and including the following Tuesday; (d) during any Monthly Rate Period following a Change in the Interest Rate Mode to a Monthly Rate, the period from and including the effective date of the Change in the Interest Rate Mode to but excluding the first Business Day of the following month, and, thereafter each period from and including the first Business Day of the month to but excluding the first Business Day of the following month; (e) during any Semi-annual Rate Period following a Change in the Interest Rate Mode to a Semi-annual Rate, the period from and including the effective date of the Change in the Interest Rate Mode to but excluding the next succeeding Interest Payment Date and, thereafter, each period from and including the day following the end of the last Calculation Period to but excluding the next succeeding Interest Payment Date; (f) during any Term Rate Period, any period of not less than 365 days from and including a Business Day to and including any day (established by the Remarketing Agent pursuant to Section 4.01.1) not later than the day prior to the Stated Maturity; and (g) during any Fixed Rate Period following a Change in the Interest Rate Mode to a Fixed Rate, the period from and including the effective date of the Change in the Interest Rate Mode through the day immediately preceding the earlier of (x) the effective date of another Change in the Interest Rate Mode, or (y) the Stated Maturity.

                  "Change in the Interest Rate Mode" shall mean any change in the type of interest rate borne by the Bonds pursuant to Section 4.01 or
      Section 4.02.

                  "Change of Preference Law" shall mean any amendment to the Code or other statute enacted by the Congress of the United States or any temporary, proposed or final regulation promulgated by the United States Treasury, after the date hereof which (a) changes or would change any deduction, credit or other allowance allowable in computing liability for any federal tax with respect to, or (b) imposes, or would impose, or increases or would increase any federal tax (including, but not limited to, preference or excise taxes) upon, any interest earned by any holder of bonds the interest on which is excluded from federal gross income under
      Section 103 of the Code.

                  "Closing Date" shall mean the date on which the Note became legally effective, the same being the date on which the Bonds were paid for by and delivered to the original purchasers thereof.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. Each reference to a section of the Code herein shall be deemed to include the United States Treasury Regulations proposed or in effect thereunder and applied to the Bonds or the use of proceeds thereof, and also includes all amendments and successor provisions unless the context clearly requires otherwise.

                  "Commercial Paper Dealers" shall mean Lehman Commercial Paper Inc. and CS First Boston Corporation or any other commercial paper dealers THAT MAY BE specified by the Authority at the request of the Company at the time of any Change in the Interest Rate Mode to an Auction Rate, or in lieu of any thereof, their respective affiliates or successors, provided that any such entity is a commercial paper dealer and, if not, as replaced by the Substitute Commercial Paper Dealer.

                  "Commercial Paper Period Record Date" shall mean, with respect to each Interest Payment Date during a Commercial Paper Rate Period, the Business Day next preceding such Interest Payment Date.

                  "Commercial Paper Rate" shall mean with respect to each Calculation Period during a Commercial Paper Rate Period, a rate or rates of interest equal to the rate or rates of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of the Determination Date as the minimum rate or rates of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket Bonds in a secondary market transaction at a price equal to the principal amount thereof; provided that such rate or rates of interest shall not exceed the lesser of 110% of the Commercial Paper Rate Index on and as of such date and the Maximum Allowed Rate.

                  "Commercial Paper Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Commercial Paper Rate Period, the average of yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued) all of which shall have a term as near as practicable to such Calculation Period or which are subject to optional or mandatory tender by the owner thereof at the end of a term as near as practicable to such Calculation Period, the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent, including issuers of commercial paper, project notes, bond anticipation notes and tax anticipation notes, computed by the Indexing Agent on and as of such day. If the Bonds are rated by a Rating Agency in its highest note or commercial paper rating category or one of its two highest long-term debt rating categories, each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its highest note or commercial paper rating category or (b) not have outstanding notes or commercial paper rated by a Rating Agency but have outstanding securities rated by a Rating Agency in one of its two highest long-term debt rating categories. If the Bonds are rated by a Rating Agency in a rating category that is lower than its highest note or commercial paper rating category or its two highest long-term debt rating categories (and the Bonds are not rated in one of such categories by the other Rating Agency), each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its note or commercial paper rating category which is the same or correlative, in the Indexing Agent's judgment, to the note or commercial paper rating category or the long-term debt rating category of the Bonds or (b) have outstanding securities rated by a Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency and not have any outstanding notes or commercial paper rated by such Rating Agency. The Indexing Agent may change the Component Issuers from time to time in its discretion, subject to the foregoing requirements. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Commercial Paper Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

                  "Commercial Paper Rate Period" shall mean any period during which the Bonds bear interest at a Commercial Paper Rate or Rates, which period shall commence on the effective date of a Change in the Interest Rate Mode to a Commercial Paper Rate or Rates, as the case may be, and extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode or (b) the Stated Maturity.

                  "Commercial Paper/Treasury Rate" on any date of determination shall mean with respect to Auction Rate Bonds (i) in the case of any Auction Period of less than 49 days, the interest equivalent of the 30-day rate, (ii) in the case of any Auction Period of 49 days or more and but less than 70 days, the interest equivalent of the 60-day rate, (iii) in the case of any Auction Period of 70 days or more but less than 85 days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates, (iv) in the case of any Auction Period of 85 days or more but less than 99 days, the interest equivalent of the 90-day rate; (v) in the case of any Auction Period of 99 days or more but less than 120 days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates, (vi) in the case of any Auction Period of 120 days or more but less than 141 days, the interest equivalent of the 120-day rate, (vii) in the case of any Auction Period of 141 days or more but less than 162 days, the arithmetic average of the interest equivalent of the 120-day and 180-day rates, (viii) in the case of any Auction Period of 162 days or more but less than 183 days, the interest equivalent of the 180-day rate, and (ix) in the case of any Auction Period of 183 days or more, the Treasury Rate for such Auction Period. The foregoing rates shall in all cases, except with respect to the Treasury Rate, be rates on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by Moody's, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date of determination, or in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date of determination.

      If any Commercial Paper Dealer does not quote a commercial paper rate required to determine the Commercial Paper/Treasury Rate, the Commercial Paper/Treasury Rate shall be determined on the basis of a commercial paper quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Authority at the request of the Company to provide such quotation or quotations not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or if the Authority does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given day's maturity shall be equal to the product of (A) 100 times (B) the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (x) the discount rate (expressed in decimals) divided by (y) the difference between (1) 1.00 and (2) a fraction the numerator of which shall be the product of the discount rate (expressed in decimals) times the number of days in which such commercial paper matures and the denominator of which shall be 360. In no event shall the Commercial Paper/Treasury Rate be greater than the lesser of 15% or the maximum rate permitted by applicable law.

                  "Commission" shall mean the Securities and Exchange
      Commission.

                  "Company" shall mean Consolidated Edison Company of New York, Inc., and any surviving, resulting or transferee corporation as provided in Section 5.17 of the Participation Agreement.

                  "Component Issuers" shall mean issuers of securities, the interest on which is excluded from gross income for federal income tax purposes, selected by the Indexing Agent.

                  "Computation Date" shall mean each date which is one (1) Business Day prior to any Determination Date.

                  "Computation Period" shall have the meaning set forth in the Tax Regulatory Agreement.

                  "Credit Facility" shall mean any Support Facility which provides for the payments referred to in clause (ii) of the definition thereof.

                  "Credit Facility Issuer" shall mean any bank or banks or other financial institution or institutions, having issued any Credit Facility.

                  "Current Adjustable Rate" shall mean the interest rate borne by Bonds immediately prior to a Change in the Interest Rate Mode or the establishment of a Fixed Rate.

                  "Daily Period Record Date" shall mean, with respect to each Interest Payment Date during a Daily Rate Period, the Business Day next preceding such Interest Payment Date.

                  "Daily Rate" shall mean with respect to each Calculation Period during a Daily Rate Period, a rate of interest equal to the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of the Determination Date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket Bonds in a secondary market transaction at a price equal to the principal amount thereof plus accrued interest thereon; provided that such rate of interest shall not exceed the lesser of 110% of the Daily Rate Index on and as of such day and the Maximum Allowed Rate.

                  "Daily Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Daily Rate Period, the average of one-day yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued), the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent and which have redemption or tender provisions comparable to the then applicable provisions of the Bonds, computed by the Indexing Agent on and as of the Determination Date. If the Bonds are rated by a Rating Agency, each Component Issuer must have outstanding securities rated by a Rating Agency in a short-term debt rating category which is the same as the short-term debt rating category in which the Bonds are rated. The specific issuers included in the Component Issuers may be changed from time to time by the Indexing Agent in its discretion and shall be issuers whose securities, in the judgment of the Indexing Agent, have characteristics similar to the Bonds. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Daily Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

                  "Daily Rate Period" shall mean any period during which Bonds bear interest at a Daily Rate which period shall commence on the effective date of the Change in the Interest Rate Mode to a Daily Rate and shall extend through the day immediately preceding the earlier of (a) the effective date of a Change in the Interest Rate Mode or (b) the Stated Maturity.

                  "Determination Date" shall mean, for any Calculation Period, the first Business Day occurring during such Calculation Period; provided, however, with respect to Bonds which bear interest at the Weekly Rate, for the Calculation Period commencing on the Closing Date, the Determination Date shall mean the Business Day immediately preceding such Closing Date, and thereafter, each Wednesday or, if such Wednesday is not a Business Day, the Business Day next preceding such Wednesday.

                  "Direct-Pay Credit Facility" shall mean any Credit Facility which by its terms permits the Trustee to draw moneys thereunder for deposit in the Bond Fund.

                  "Event of Default" shall mean Event of Default as defined in
      Section 12.01.

                  "Existing Holder" shall mean with respect to Auction Rate Bonds a person that is listed as the beneficial owner of Auction Rate Bonds in the records of the Auction Agent.

                  "Fiscal Year" shall mean the fiscal year of the Company as established from time to time by the Company which as of the Closing Date is the twelve-month period commencing on January 1 of each calendar year and ending on December 31 of the next calendar year.

                  "Fitch" shall mean Fitch, Inc. and its successor or successors, and if such corporation shall for any reason no longer perform the functions of a securities rating agency or shall be replaced by some other nationally recognized rating agency by the Authority at the request of the Company, "Fitch" shall be deemed to refer to such other nationally recognized rating agency designated by the Authority at the request of the Company.

                  "Fixed Rate" shall mean, with respect to a Fixed Rate Period, the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of such date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such date to remarket the Bonds in a secondary market transaction at a price equal to 100% of the Outstanding principal amount thereof; provided that such rate of interest shall not exceed the lesser of 110% of the Fixed Rate Index on and as of such date and 18% per annum;

                  "Fixed Rate Conversion Date" shall have the meaning set forth in Section 4.02.

                  "Fixed Rate Index" shall mean with respect to a Fixed Rate Conversion Date, the average of the yield evaluations (on the basis of full coupon securities trading at par with a term approximately equal to the Fixed Rate Period) of securities (whether or not actually issued), the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent and which have a long-term rating by a Rating Agency in the same rating category as the Bonds are rated at the time by such Rating Agency or, if no such bonds are so rated, shall be debt which, in the judgment of the Indexing Agent, is of credit quality comparable to that of the Bonds, computed by the Indexing Agent on and as of the Fixed Rate Conversion Date. In the event that the Indexing Agent fails to compute the Fixed Rate Index and no other qualified municipal securities evaluation service can be appointed Indexing Agent by the Authority, the Fixed Rate Index shall be determined by the Remarketing Agent and shall be 90% of the average yield shown for the most recent calendar month for United States Treasury notes or bonds having the same number of years to maturity as the number of 12-month periods (or months if the Fixed Rate Period is less than one year) in the Fixed Rate Period, as published in the Federal Reserve Bulletin in the last issue before the Fixed Rate Conversion Date. If that issue does not contain such a yield, the Fixed Rate Index will be determined by linear interpolation between the yields shown in that issue for United States Treasury notes and bonds having the next shorter and next longer number of years (or months) to maturity. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Fixed Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

                  "Fixed Rate Period" shall mean any period during which Bonds bear interest at a Fixed Rate, which period shall commence on the effective date of a Change in the Interest Rate Mode to a Fixed Rate, and shall extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode, or (b) the Stated Maturity.

                  "Fixed Rate Record Date" shall mean, with respect to each Interest Payment Date during a Fixed Rate Period, the fifteenth day of the month next preceding such Interest Payment Date, or, if such day shall not be a Business Day, the next preceding Business Day.

                  "Governmental Obligations" shall mean any of the following which are non-callable:

                  (a) direct general obligations of, or obligations the payment of the principal of and interest on which is unconditionally guaranteed by, the United States of America; and

                  (b) bonds, debentures or notes issued by Government National
            Mortgage Association, Federal Financing Bank, Federal Farm Credit Bank, Federal Land Bank, Federal Home Loan Bank, Farmers Home Administration, Federal Home Mortgage Association or any other comparable federal agency hereafter created to the extent that said obligations are unconditionally guaranteed by the United States of America.

                  "Hold Order" shall mean with respect to the Auction Rate Bonds, Hold Order as defined in Section 3.06.

                  "Indenture" shall mean this Trust Indenture dated as of July 1, 1999 between the Authority and the Trustee, as the same may be amended or supplemented.

                  "Indexing Agent" shall mean the Indexing Agent appointed in accordance with Section 11.24.

                  "Initial Liquidity Facility" shall mean the Letter of Credit dated July 29, 1999 issued by Morgan Guaranty Trust Company of New York.

                  "Initial Liquidity Facility Issuer" shall mean Morgan Guaranty Trust Company of New York.

                  "Interest Payment Date" shall mean:

                  (a) during each Commercial Paper Rate Period, the Business Day immediately succeeding the last day of any Calculation Period;

                  (b) during an Auction Rate Period (i) for an Auction Period of
            91 days or less, the Business Day immediately succeeding such Auction Period and (ii) for an Auction Period of more than 91 days, each 13th Wednesday after the first day of such Auction Period or the next Business Day if such Wednesday is not a Business Day, and the Business Day immediately succeeding the last day of each such Auction Period;

                  (c) during each Daily Rate Period, the first Business Day of each month thereof;

                  (d) during each Weekly Rate Period, the first Business Day of each month thereof;

                  (e) during each Monthly Rate Period, the first Business Day of each month thereof;

                  (f) during each Semi-annual Rate Period, (i) the first
            Business Day of the sixth calendar month following the month in which the first day of such Semi-annual Rate Period occurred, (ii) each anniversary of the date so determined, and (iii) each anniversary of the first day of the first month of such Semi-annual Rate Period;

                  (g) during each Term Rate Period, (i) the first Business Day of the sixth calendar month following the month in which the first day of such Term Rate Period occurred, (ii) each anniversary of the date so determined, (iii) each anniversary of the first day of the first month of such Term Rate Period, and (iv) the Business Day immediately succeeding such Term Rate Period;

                  (h) the May 1 or November 1 next succeeding a Fixed Rate
            Conversion Date and each May 1 and November 1 thereafter; provided, however, that if the May 1 or November 1 next succeeding a Fixed Rate Conversion Date occurs less than twenty-one (21) days after such Fixed Rate Conversion Date, the first Interest Payment Date shall be the second such date following such Fixed Rate Conversion Date;

                  (i) a Fixed Rate Conversion Date;

                  (j) any day on which Bonds are subject to mandatory tender for purchase pursuant to Section 5.04, 5.08 or 5.09 or redemption in whole pursuant to Section 5.01, 5.05, 5.06 or 5.07; and

                  (k) the Stated Maturity;

         provided, however, that if any such date determined in any of the foregoing clauses is not a Business Day, the Interest Payment Date shall be the next succeeding day which is a Business Day.

                  "Investment Securities" shall mean any of the following which at the time are legal investments under the laws of the State of New York for the monies held hereunder:

                  (a) any obligation issued or guaranteed by, or backed by the full faith and credit of, the United States of America (including any certificates or any other evidence of an ownership interest in any such obligation or in specified portions thereof, which may consist of specified portions of the principal thereof or the interest thereon);

                  (b) deposit accounts in, or certificates of deposit issued by, and bankers acceptance of, any bank, trust company or national banking association which is a member of the Federal Reserve System (which may include the Trustee), having capital stock and surplus aggregating not less than $50,000,000;

                  (c) deposit accounts in, or certificates of deposit issued by and bankers acceptances of, any bank or trust company having capital stock and surplus aggregating not less than $50,000,000 and whose obligations are rated not less than "A" or equivalent by Moody's or S&P;

                  (d) obligations issued or guaranteed by any person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to the authority granted by the Congress of the United States;

                  (e) commercial paper rated in the highest investment grade or next highest investment grade by Moody's or S&P;

                  (f) obligations rated not less than "A" or equivalent by
            Moody's or S&P issued or guaranteed by any state of the United States or the District of Columbia, or any political subdivision, agency or instrumentality of any such state or District, or issued by any corporation;

                  (g) obligations of a public housing authority fully secured by contracts with the United States;

                  (h) repurchase agreements with any bank or trust company
            organized under the laws of any state of the United States of America or any national banking association (including the Trustee) or any government bond dealer reporting to, trading with and recognized as a primary dealer by, the Federal Reserve Bank of New York with respect to any of the foregoing obligations or securities. Any repurchase agreement entered into pursuant to this Indenture shall, by its terms, permit the Trustee to sell the related obligations or securities if the other party to such repurchase agreement shall fail to repurchase promptly such obligation or security on the day required by the repurchase agreement. All such repurchase agreements shall also provide for the delivery of the related obligations or securities to the Trustee or a depositary of the Trustee;

                  (i) money market or bond mutual funds, which funds have a
            composite investment grade rated not less than "A" or equivalent by Moody's or S&P; or

                  (j) investment agreements with any bank or trust company
            organized under the laws of any state of the United States of America or any national banking association (including the Trustee) or any governmental bond dealer reporting to, trading with and recognized as a primary dealer by, the Federal Reserve Bank of New York, which has, or the parent company of which has, long-term debt rated at least "A" or its equivalent by S&P or Moody's, with respect to any of the obligations or securities specified in (a), (d), (e),
            (f) and (g) above. Any investment agreement entered into pursuant to this Indenture shall, by its terms provide that (i) the invested funds are available for withdrawal without penalty or premium, at any time upon not more than seven days' prior notice (which notice may be amended or withdrawn at any time prior to the specified withdrawal date), and (ii) the investment agreement is the unconditional and general obligation of, and is not subordinated to any other obligation of, the provider thereof.

      Any such Investment Securities may be held by the Trustee in book entry form, whereby certificated securities are held by an independent custodian and the Trustee is the beneficial owner of all or a portion of such certificated securities.

                  "Liquidity Facility" shall mean a Support Facility which provides for the payments referred to in clause (i) of the definition thereof.

                  "Liquidity Facility Issuer" shall mean any bank or banks or other financial institution or institutions, having issued any Liquidity Facility.

                  "Maximum Allowed Rate" shall mean as of any date 15% per annum, or if lower, the rate specified as such in any Support Facility then in effect; provided, however, that such maximum allowed rate shall not exceed the Maximum Rate, if any, permitted by applicable law.

                  "Maximum Auction Rate" shall mean on any date of determination with respect to Auction Rate Bonds, the lesser of the Maximum Allowed Rate and the following (i) in all cases other than as provided in (ii) or (iii) below, the interest rate per annum equal to the Applicable Percentage of the higher of the After-Tax Equivalent Rate determined on such date with respect to a Standard Auction Period and the BMA Index, (ii) with respect to any change in an Auction Period and/or the Standard Auction Period pursuant to Section 3.04, including any automatic reversion to a Standard Auction Period pursuant to Section 3.03, the interest rate per annum equal to the highest of (a) the Applicable Percentage of the higher of the After-Tax Equivalent Rate determined on such date with respect to a Standard Auction Period, and the BMA Index, and (b) the Applicable Percentage of the higher of the After-Tax Equivalent Rate determined on such date with respect to the Auction Period which is proposed to be established and the BMA Index, and (c) the Applicable Percentage of the higher of the After-Tax Equivalent Rate determined on such date with respect to the Auction Period in effect immediately prior to such proposed change in the Auction Period and the BMA Index, or (iii) with respect to any Change in the Interest Rate Mode from an Auction Rate pursuant to
      Section 4.01 or any change from an Auction Rate to a Fixed Rate pursuant to Section 4.02, the interest rate per annum equal to the higher of (a) the Applicable Percentage of the higher of the After-Tax Equivalent Rate determined on such date with respect to a Standard Auction Period and the BMA Index, and (b) the Applicable Percentage of the higher of the After-Tax Equivalent Rate determined on such date with respect to the Auction Period in effect immediately prior to such proposed change and the BMA Index.

                  "Monthly Period Record Date" shall mean, with respect to each Interest Payment Date during a Monthly Period, the Business Day next preceding such Interest Payment Date.

                  "Monthly Rate" shall mean with respect to each Calculation Period during a Monthly Rate Period, a rate of interest equal to the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent, and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of the Determination Date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket Bonds in a secondary market transaction at a price equal to the principal amount thereof; provided that such rate of interest shall not exceed the lesser of 110% of the Monthly Rate Index on and as of such date and the Maximum Allowed Rate.

                  "Monthly Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Monthly Rate Period, the average of 30-day yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued), the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent, including issuers of commercial paper, project notes, bond anticipation notes and tax anticipation notes, computed by the Indexing Agent on and as of such day. If the Bonds are rated by a Rating Agency in its highest note or commercial paper rating category or one of its two highest long-term debt rating categories, each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its highest note or commercial paper rating category or (b) not have outstanding notes or commercial paper rated by a Rating Agency but have outstanding securities rated by a Rating Agency in one of its two highest long-term debt rating categories. If the Bonds are rated by a Rating Agency in a rating category that is lower than its highest note or commercial paper rating category or its two highest long-term debt rating categories (and the Bonds are not rated in one of such categories by the other Rating Agency), each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its note or commercial paper rating category which is the same or correlative, in the Indexing Agent's judgment, to the note or commercial paper rating category or the long-term debt rating category of the Bonds or (b) have outstanding securities rated by a Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency and not have any outstanding notes or commercial paper rated by such Rating Agency. The Indexing Agent may change the Component Issuers from time to time in its discretion, subject to the foregoing requirements. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Monthly Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

                  "Monthly Rate Period" shall mean any period during which Bonds bear interest at a Monthly Rate which period shall commence with the effective date of the Change in the Interest Rate Mode to a Monthly Rate and shall extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode or (b) the Stated Maturity.

                  "Moody's" shall mean Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware and its successor or successors, and if such corporation shall for any reason no longer perform the functions of a securities rating agency or if Moody's shall be replaced, subject to the definition of "prevailing rating" in the definition of Applicable Percentage, by some other nationally recognized rating agency by the Authority at the request of the Company, "Moody's" shall be deemed to refer to such other nationally recognized rating agency designated by the Authority at the request of the Company.

                  "Note" shall mean the promissory note of the Company executed by the Company and delivered to the Trustee, to evidence the obligations of the Company to repay the loan made by the Authority pursuant to the Participation Agreement.

                  "Note Payments" shall mean the portion of the Payments required to be made pursuant to Section 4.02 of the Participation Agreement and the Note to be applied to the payment of principal of, premium, if any, and interest on the Bonds.

                  "Notice of Election to Tender" shall mean the notice given by a Holder of Bonds pursuant to Section 5.03.

                  "Opinion of Bond Counsel" shall mean a written opinion of Bond Counsel.

                  "Option to Convert" shall mean the Authority's right and option to convert the rate of interest payable on the Bonds from an Adjustable Rate to a Fixed Rate as provided in Section 4.02.

                  "Order" shall mean with respect to Auction Rate Bonds, an Order as defined in Section 3.06.

                  "Outstanding", whether appearing in upper or lower case, when used with respect to any Bond shall mean, as of any date, any Bond theretofore or thereupon being authenticated and delivered pursuant to this Indenture, except:

                  (A) a Bond cancelled by the Trustee or delivered to the
            Trustee for cancellation at or prior to such date;

                  (B) a Bond in lieu of or in substitution for which another
            Bond shall have been issued under Sections 5.10, 5.11, 7.03 , 7.04 or 7.05; and

                  (C) a Bond or portion thereof deemed to have been paid in
            accordance with Section 15.01;

      provided, however, that with respect to Auction Rate Bonds for the purposes of the Auction Procedures on any Auction Date, Auction Rate Bonds as to which the Company or any person known to the Auction Agent to be an Affiliate of the Company is the Existing Holder thereof shall be disregarded and deemed not to be Outstanding.

                  "Overdue Rate" shall mean on any date of determination 265% of The higher of the After-Tax Equivalent Rate determined on such date with respect to a Standard Auction Period and the BMA Index on such date of determination; provided that in no event shall the overdue rate exceed the Maximum Allowed Rate.

                  "Participation Agreement" shall mean the Participation Agreement dated as of July 1, 1999, between the Authority and the Company, as amended and supplemented by Supplemental Participation Agreements from time to time.

                  "Payments" shall mean collectively the Note Payments and the Additional Payments.

                  "Payment Default" shall mean the receipt by the Auction Agent of a notice from the Trustee of (i) failure to make payments of principal of and premium, if any, or interest on any Bond when the same shall become due and payable and (ii) the occurrence of a default by the Bond Insurer under the Policy.

                  "Policy" shall mean a Credit Facility issued by the Bond Insurer on July 24, 2001 in the form of a financial guaranty insurance policy guaranteeing the regularly scheduled payments of principal of and interest on the Bonds.

                  "Potential Holder" shall mean A person, including any existing holder, who may be interested in acquiring a beneficial interest in Auction Rate Bonds in addition to Auction Rate Bonds currently owned by such person, if any.

                  "Principal Corporate Trust Office" shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 452 Fifth Avenue, New York, New York 10018.

                  "Project" shall mean any acquisition, purchase, construction, reconstruction, improvement, betterment, extension and equipping, as described in Exhibit A and Exhibit B to the Participation Agreement as the same may be revised from time to time to reflect any changes or substitutions therein, additions thereto, or deletions therefrom permitted by the Participation Agreement.

                  "Project Fund" shall mean the special trust fund designated as "Consolidated Edison Company of New York, Inc. Series 1999A Project Fund" created and established under, and to be held and administered by the Trustee as provided in, Section 8.01.

                  "Purchase Price" shall mean the purchase price of Bonds tendered or deemed tendered for purchase pursuant to Section 5.03, 5.04,
      5.08 or 5.09, consisting of the principal amount of such Bonds together with any accrued and unpaid interest plus, in the event Bonds bearing interest at a Term Rate or a Fixed Rate are subject to tender for purchase pursuant to Section 5.04, any premium which would have been required to be paid as part of redemption price on any date on which such Bonds are subject to tender for purchase if such Bonds were subject to optional redemption pursuant to Section 5.01 on such date. With respect to Bonds tendered for purchase on an Interest Payment Date, Purchase Price shall include any accrued interest on such Bonds which is not otherwise being paid pursuant to Section 9.03(a).

                  "Purchaser's Letter" shall mean a letter substantially in the form required by the Auction Agency Agreement, addressed to, among others, the Authority, the Auction Agent and a Broker-Dealer.

                  "Rate Index" means the Daily Rate Index, the Fixed Rate Index, the Commercial Paper Rate Index, the Monthly Rate Index, the Semi-annual Rate Index, the Term Rate Index, or the Weekly Rate Index.

                  "Rating Agency" means Moody's, if the Bonds are then rated by Moody's, S&P, if the Bonds are then rated by S&P, and Fitch, if the Bonds are then rated by Fitch.

                  "rating category" shall mean one of the generic rating categories of a Rating Agency, without regard to any refinement or gradation of such rating category by a numerical modifier, plus or minus sign, or otherwise.

                  "Record Date", at any time, shall mean each Commercial Paper Period Record Date during a Commercial Paper Rate Period, each Auction Rate Bonds Period Record Date during an Auction Rate Period, each Daily Period Record Date during a Daily Rate Period, each Weekly Period Record Date during a Weekly Rate Period, each Monthly Period Record Date during a Monthly Rate Period, each Semi-annual Period Record Date during a Semi-annual Rate Period, each Term Period Record Date during a Term Rate Period and each Fixed Rate Record Date during a Fixed Rate Period.

                  "Registrar and Paying Agent" shall mean HSBC Bank USA in its separate capacity as Registrar and Paying Agent for the Bonds, or its successors or assigns.

                  "Remarketing Agent" shall mean the Remarketing Agent or Remarketing Agents appointed pursuant to Section 11.14, its or their successors or assigns, including without limitation any "market agent" appointed in connection with Auction Rate Bonds.

                  "Remarketing Agreement" shall mean the Remarketing Agreement among the Company and the Remarketing Agents dated as of July 29, 1999 and any similar agreement or agreements between the Company and one or more successor Remarketing Agents, as from time to time amended.

                  "Revenues" shall mean and include all income, revenues and monies derived by the Authority under the Participation Agreement and the Note (except administrative compensation and indemnification payable under the Participation Agreement), and, without limiting the generality of the foregoing, shall include to the extent provided in this Indenture, earnings on the investment of monies held under this Indenture and the proceeds of the sale of any such investments. The term "Revenues" shall not include monies received as proceeds from the sale of the Bonds or any other bonds, notes or evidences of indebtedness or as grants or gifts.

                  "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies and its successor or successors, and if such corporation shall for any reason no longer perform the functions of a securities rating agency or if S&P shall be replaced, subject to the definition of "prevailing rating" in the definition of Applicable Percentage, by some other nationally recognized rating agency by the Authority at the request of the Company, "S&P" shall be deemed to refer to such other nationally recognized rating agency designated by the Authority at the request of the Company.

                  "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or if (i) the then Securities Depository resigns from its functions as depository of the Bonds or (ii) the Authority discontinues use of the then Securities Depository pursuant to Section 2.03, any other securities depository, which agrees to follow the procedures required to be followed by a Securities Depository in connection with the Bonds and which is selected by the Authority, with the consent of the Company, the Trustee, the Auction Agent and the Remarketing Agent pursuant to Section 2.03.

                  "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Sell Order" shall mean with respect to Auction Rate Bonds, Sell Order as defined in Section 3.06.

                  "Semi-annual Period Record Date" shall mean, with respect to each Interest Payment Date during a Semi-annual Rate Period, the fifteenth day of the calendar month next preceding such Interest Payment Date.

                  "Semi-annual Rate" shall mean with respect to each Calculation Period during a Semi-annual Rate Period, a rate of interest equal to the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of the Determination Date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket Bonds in a secondary market transaction at a price equal to the principal amount thereof; provided that such rate of interest shall not exceed the lesser of 110% of the Semi-annual Rate Index on and as of such date and the Maximum Allowed Rate.

                  "Semi-annual Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Semi-annual Rate Period, the average of six-month yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued), the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent, including issuers of commercial paper, project notes, bond anticipation notes and tax anticipation notes, computed by the Indexing Agent on and as of such day. If the Bonds are rated by a Rating Agency in its highest note or commercial paper rating category or one of its two highest long-term debt rating categories, each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its highest note or commercial paper rating category or (b) not have outstanding notes or commercial paper rated by a Rating Agency but have outstanding securities rated by a Rating Agency in one of its two highest long-term debt rating categories. If the Bonds are rated by a Rating Agency in a rating category that is lower than its highest note or commercial paper rating category or its two highest long-term debt rating categories (and the Bonds are not rated in one of such categories by the other Rating Agency), each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its note or commercial paper rating category which is the same or correlative, in the Indexing Agent's judgment, to the note or commercial paper rating category or the long-term debt rating category of the Bonds or the other debt obligations supported by support facilities issued by the issuer of a Support Facility or (b) have outstanding securities rated by a Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency and not have any outstanding notes or commercial paper rated by such Rating Agency. The Indexing Agent may change the Component Issuers from time to time in its discretion, subject to the foregoing requirements. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Semi-annual Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

                  "Semi-annual Rate Period" shall mean any period during which Bonds bear interest at a Semi-annual Rate, which period shall commence on the effective date of a Change in the Interest Rate Mode to a Semi-annual Rate, and shall extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode, or (b) the Stated Maturity.

                  "Standard Auction Period" initially shall mean an auction period of 35 days, and after the establishment of a different Standard Auction Period pursuant to Section 3.04, shall mean such different Standard Auction Period.

                  "Stated Maturity," with respect to each series of Bonds shall mean May 1, 2034, provided that, subject to the next sentence, in any case where the date of maturity of, or payment of premium on, interest on, or principal of, the Bonds or the date fixed for redemption of any Bonds shall be on a day other than a Business Day, then payment of interest, principal and premium, if any, need not be made on such date but may be made (without additional interest) on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or the date fixed for redemption. Notwithstanding anything in this Indenture to the contrary, in no event shall the final maturity date of the Bonds extend beyond 35 years from the Closing Date, and the length of any Auction Period shall be reduced at the discretion of the Authority to the extent necessary to ensure compliance with the provisions of this sentence.

                  "Statutory Corporate Tax Rate" shall mean as of any date of determination the highest tax rate bracket (expressed in decimals) now or hereafter applicable in each taxable year on the taxable income of every corporation as set forth in Section 11 of the Code or any successor section without regard to any minimum additional tax provision or provisions regarding changes in rates during a taxable year, which on the date hereof is .35. Any change in the Statutory Corporate Tax Rate shall be evidenced by a certificate of the Company.

                  "Submission Deadline" shall mean 1:00 p.m., New York City time, on any Auction Date or such other time on any such Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                  "Submitted Bid" shall mean with respect to Auction Rate Bonds, Submitted Bid as defined in Section 3.08.

                  "Submitted Hold Order" shall mean with respect to Auction Rate Bonds, Submitted Hold Order as defined in Section 3.08.

                  "Submitted Order" shall mean with respect to Auction Rate Bonds, Submitted Order as defined in Section 3.08.

                  "Submitted Sell Order" shall mean with respect to Auction Rate Bonds, Submitted Sell Order as defined in Section 3.08.

                  "Substitute Commercial Paper Dealers" shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated or any other commercial paper dealers specified by the Authority at the request of the Company at the time of any Change in the Interest Rate Mode to an Auction Rate or their respective affiliates or successors, if any such person is a commercial paper dealer, provided that none of such persons nor any of their affiliates or successors shall be a Commercial Paper Dealer.

                  "Substitute U.S. Government Securities Dealer" shall mean CS First Boston Corporation or Merrill Lynch, Pierce, Fenner & Smith Incorporated or any other dealer or dealers in U.S. government securities that may be specified by the Authority at the request of the Company at the time of a Change in the Interest Rate Mode to an Auction Rate, or their respective affiliates or successors, if any such person is a dealer in U.S. government securities, provided that none of such persons nor any of their affiliates or successors shall be a U.S. Government Securities Dealer.

                  "Sufficient Clearing Bids" shall mean with respect to Auction Rate Bonds, Sufficient Clearing Bids as defined in Section 3.08.

                  "Supplemental Indenture" shall mean any indenture between the Trustee and the Authority entered into pursuant to and in compliance with the provisions of Article XIV hereof amending or supplementing the provisions of this Indenture as originally executed or as theretofore amended or supplemented.

                  "Supplemental Participation Agreement" shall mean an agreement supplementing or amending the Participation Agreement.

                  "Support Facility" shall mean any instrument satisfactory to the Authority entered into or obtained in connection with the Bonds, such as a letter of credit, committed line of credit, insurance policy, surety bond or standby bond purchase agreement, or any combination of the foregoing, and issued by a bank or banks, other financial institution or institutions, or any combination of the foregoing which provides for the payment of (i) the Purchase Price on Bonds tendered for purchase pursuant to the provisions hereof and the Bond Purchase Trust Agreement and/or (ii) principal of and interest on all Bonds coming due and payable during the term thereof. The Letter of Credit dated July 29, 1999 issued by Morgan Guaranty Trust Company of New York shall constitute a Support Facility within the meaning of this Indenture.

                  "Support Facility Issuer" shall mean any bank or banks, or other financial institution or institutions which is the issuer of any Support Facility.

                  "Tax Regulatory Agreement" shall mean the Tax Regulatory Agreement, dated the Closing Date, between the Authority and the Company, and any and all modifications, alterations, amendments and supplements thereto.

                  "Term Period Record Date" shall mean, with respect to each Interest Payment Date during a Term Rate Period, the fifteenth day of the month next preceding such Interest Payment Date.

                  "Term Rate" shall mean with respect to each Calculation Period during a Term Rate Period, a rate of interest equal to the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of the Determination Date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket such Bonds in a secondary market transaction at a price equal to the principal amount thereof; provided that such rate of interest shall not exceed the lesser of 110% of the Term Rate Index on and as of such date and the Maximum Allowed Rate.

                  "Term Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Term Rate Period, the average of the yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued), having a term approximately equal to the Term Rate Period or which are subject to optional or mandatory tender by the owner thereof at the end of a term approximately equal to the Term Rate Period, the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent, computed by the Indexing Agent on and as of such day. If the Bonds are rated by a Rating Agency in one of its two highest long-term debt rating categories, each Component Issuer must have outstanding securities rated by a Rating Agency in one of its two highest long-term debt rating categories. If the Bonds are rated by a Rating Agency in a rating category that is lower than its two highest long-term debt rating categories (and the Bonds are not rated in one of the two highest such categories by the other Rating Agency), each Component Issuer must have outstanding securities rated by a Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency. The Indexing Agent may change the Component Issuers from time to time in its discretion, subject to the foregoing requirements. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Term Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

                  "Term Rate Period" shall mean any period during which Bonds bear interest at a Term Rate which period shall commence with the effective date of the Change in the Interest Rate Mode to a Term Rate and shall extend through the day immediately preceding the earlier of (a) the effective date of another Change in the Interest Rate Mode or (b) the Stated Maturity.

                  "Terminating Event" shall mean any event or events under the terms of a Support Facility or any agreement providing for the issuance of such Support Facility which would cause the termination or expiration of such Support Facility but would specifically allow for the mandatory tender of Bonds pursuant to Section 5.09 with a draw on or borrowing or payment under such Support Facility prior to such termination or expiration. Specifically with respect to the Initial Liquidity Facility, the occurrence of an event of default under, and as defined in, the related Reimbursement Agreement shall constitute a Terminating Event within the meaning of this Indenture.

                  "Treasury Rate" on any date, shall mean (i) the yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned direct obligations of the U.S. Government having a maturity at the time of issuance of 364 days or less with a remaining maturity closest to the length of such Auction Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less with a remaining maturity closest to the length of such Auction Period, based on bid price quotations on such date obtained by the Auction Agent from a U.S. Government Securities Dealer. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or Dealers and any Substitute U.S. Government Securities Dealer or Dealers selected by the Authority at the request of the Company to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Authority does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

                  "Trust Estate" shall mean the meaning assigned to such term in the first paragraph following the recitals herein.

                  "Trustee" shall mean the banking corporation having trust powers appointed by the Authority as Trustee hereunder and serving as such hereunder, and any surviving, resulting or transferee corporation as provided in Section 11.13. References to principal office of the Trustee shall mean the Principal Corporate Trust Office of the Trustee.

                  "U.S. Government" shall mean the federal government of the United States of America.

                  "U.S. Government Securities Dealers" shall mean the Remarketing Agents for any Auction Rate Bonds, or, in lieu of any thereof, their respective affiliates or successors, provided that any such entity is a U.S. Government securities dealer.

                  "Weekly Period Record Date" shall mean, with respect to each Interest Payment Date during a Weekly Rate Period, the Business Day next preceding such Interest Payment Date.

                  "Weekly Rate" shall mean with respect to each Calculation Period during a Weekly Rate Period, a rate of interest equal to the rate of interest per annum established and certified to the Trustee (with a copy to the Authority, the Registrar and Paying Agent and the Company) by the Remarketing Agent no later than 12:00 noon (New York City time) on and as of the Determination Date as the minimum rate of interest per annum which, in the opinion of the Remarketing Agent, would be necessary on and as of such day to remarket Bonds in a secondary market transaction at a price equal to the principal amount thereof plus accrued interest thereon; provided that such rate of interest shall not exceed the lesser of 110% of the Weekly Rate Index on and as of such date and the Maximum Allowed Rate.

                  "Weekly Rate Index" shall mean with respect to the Determination Date of each Calculation Period during a Weekly Rate Period, the average of 30-day yield evaluations at par, determined by the Indexing Agent, of securities (whether or not actually issued), the interest on which is not included in gross income for federal income tax purposes, of no fewer than ten Component Issuers selected by the Indexing Agent, including issuers of commercial paper, project notes, bond anticipation notes and tax anticipation notes, computed by the Indexing Agent on and as of such day. If the Bonds are rated by a Rating Agency in its highest note or commercial paper rating category or one of its two highest long-term debt rating categories, each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its highest note or commercial paper rating category or (b) not have outstanding notes or commercial paper rated by a Rating Agency but have outstanding securities rated by a Rating Agency in one of its two highest long-term debt rating categories. If the Bonds are rated by a Rating Agency in a rating category that is lower than its highest note or commercial paper rating category or its two highest long-term debt rating categories (and the Bonds are not rated in one of such categories by the other Rating Agency), each Component Issuer must (a) have outstanding securities rated by a Rating Agency in its note or commercial paper rating category which is the same or correlative, in the Indexing Agent's judgment, to the note or commercial paper rating category or the long-term debt rating category of the Bonds or (b) have outstanding securities rated by a Rating Agency in the same long-term debt rating category as the Bonds are rated by that Rating Agency and not have any outstanding notes or commercial paper rated by such Rating Agency. The Indexing Agent may change the Component Issuers from time to time in its discretion, subject to the foregoing requirements. In addition, at the request of the Company and upon delivery to the Trustee of an Opinion of Bond Counsel that such action will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes, the Authority, with the consent of the Company, may designate a new method of setting the Weekly Rate Index in the event any of the above-described methods are determined by the Authority to be unavailable, impracticable or unrealistic in the market place.

                  "Weekly Rate Period" shall mean any period during which the Bonds bear interest at a Weekly Rate; the first such period shall commence on the date of initial issuance of the Bonds and shall extend through the day immediately preceding the earlier of (a) the effective date of a Change in the Interest Rate Mode or (b) the Stated Maturity.

                  "Winning Bid Rate" shall mean with respect to Auction Rate Bonds, Winning Bid Rate as defined in Section 3.08.

            SECTION 2.02. Amendment to Paragraph 7 of Section 2.02 of the Indenture. Paragraph 7 of Section 2.02 of the Indenture is hereby amended to read as follows:

                  The Bonds bearing a Commercial Paper Rate, a Daily Rate, a Weekly Rate or a Monthly Rate shall be fully registered Bonds in the denomination of $100,000 or any integral multiple thereof. The Bonds bearing an Auction Rate shall be fully registered Bonds in the denomination of $25,000 or any integral multiple thereof. The Bonds bearing a Semi-annual Rate, a Term Rate or a Fixed Rate shall be fully registered Bonds in the denomination of $5,000 or any integral multiple thereof.

            SECTION 2.03. Amendment to Section 3.01 of the Indenture. Section
3.01 of the Indenture is hereby amended to read as follows:

                  1. Interest accruing on Bonds bearing interest at a Commercial Paper Rate, a Daily Rate, a Weekly Rate, a Monthly Rate or a Semi-annual Rate, shall be computed on the basis of a 365 or 366-day year, as applicable, for the number of days actually elapsed. Interest accruing on Bonds bearing interest at a Term Rate or a Fixed Rate shall be computed on the basis of a 360-day year, consisting of twelve (12) thirty (30) day months. Interest accruing on Bonds bearing interest at an Auction Rate during an Auction Period of 180 days or less shall be computed on the basis of a 360-day year for the number of days actually elapsed. Interest accruing on Bonds bearing interest at an Auction Rate during an Auction Period of over 180 days shall be computed on the basis of a 360-day year, consisting of twelve (12) thirty (30) day months. Bonds shall bear interest from the date of issuance thereof payable in arrears on each Interest Payment Date. The Bonds issued upon registration of transfers or exchanges of Bonds shall bear interest from the Interest Payment Date next preceding their date of authentication, unless the date of authentication is an Interest Payment Date in which case such Bonds shall bear interest from such date, or unless the date of authentication is after the Record Date next preceding the next succeeding Interest Payment Date, in which case such Bonds shall bear interest from such next succeeding Interest Payment Date.

                  2. The Bonds shall be initially issued as Weekly Rate Bonds during a Weekly Rate Period. Each of the Series of Bonds shall bear interest at 3.10% for the period from and including the date of issuance of the Bonds to and including the following Tuesday. From and after any Change in the Interest Rate Mode pursuant to Section 4.01 or 4.02, the Bonds with respect to which such change is effective shall bear interest determined in accordance with the provisions of this Indenture pertaining to the new Adjustable Rate or the Fixed Rate, as the case may be. Bonds shall bear interest for each Calculation Period, Auction Period or Fixed Rate Period, as the case may be, at the rate of interest per annum for such Calculation Period, Auction Period or Fixed Rate Period established in accordance with this Indenture. Interest shall be payable on each Interest Payment Date by check mailed to the registered owner at his or her address as it appears on the registration books kept by the Registrar and Paying Agent pursuant to the Indenture at the close of business on the applicable Record Date; provided, that (i) while the Securities Depository is the registered owner of the Bonds, all payments of principal of, premium, if any, and interest on the Bonds shall be paid to the Securities Depository or its nominee by wire transfer, (ii) prior to and including a Fixed Rate Conversion Date, interest on the Bonds shall be payable to any registered owner of at least one million dollars ($1,000,000) in aggregate principal amount of Bonds by wire transfer, upon written notice received by the Registrar and Paying Agent at least five days prior to the applicable Record Date, from such registered owner containing the wire transfer address (which shall be in the continental United States) to which such registered owner wishes to have such wire directed and (iii) during a Commercial Paper Rate Period, interest shall be payable on the Bonds only upon presentation and surrender thereof to the Registrar and Paying Agent upon purchase thereof pursuant to Section 5.03 and if such presentation and surrender is made by 2:00 p.m. (New York City time) such payment shall be by wire transfer. If and to the extent that there shall be a default in the payment of the interest due on any Interest Payment Date, such interest shall cease to be payableto the person in whose name each Bond of such series was registered on such applicable Record Date and shall be payable, when and if paid to the person in whose name each Bond of such series is registered at the close of business on the record date fixed therefor by the Trustee, which shall be the fifth Business Day next preceding the date of the proposed payment. Except as provided above, payment of the principal of and premium, if any, on all Bonds shall be made upon the presentation and surrender of such Bonds at the principal office of the Registrar and Paying Agent as the same shall become due and payable. The principal of and premium, if any, and interest on the Bonds shall be payable in lawful money of the United States of America.

                  3. Not less than one Business Day prior to each Computation Date and two Business Days prior to a Fixed Rate Conversion Date, the Indexing Agent shall establish and provide to the Remarketing Agent the related rate index as set forth in the definition of such rate index in
      Section 1.01; provided that, for each Calculation Period during a Daily Rate Period, the Indexing Agent shall establish and provide the related rate index to the Remarketing Agent on each Determination Date; and provided further that, for each Calculation Period during a Monthly Rate Period, the Indexing Agent shall establish and provide the related rate index to the Remarketing Agent not later than each Computation Date. Notwithstanding the foregoing, in the event that the Remarketing Agent, in its sole judgment, shall determine on a Determination Date that any Daily Rate Index Weekly Rate Index or any Commercial Paper Rate Index so established is sufficiently non-representative of current market conditions that the Bonds may not be remarketed at par if such rate is set at a rate not greater than 110% of the applicable rate index, the Remarketing Agent may establish a new rate index on a Determination Date in accordance with the procedures and standards described in the definition of such rate index and for purposes of such rate index so established, all references to Indexing Agent in this Indenture shall be deemed to refer to the Remarketing Agent. On any date when any Weekly Rate Index or any Commercial Paper Rate Index is established by the Remarketing Agent pursuant to this paragraph, such rate index shall have the respective meaning set forth in Section 1.01 (except as otherwise provided in the preceding sentence); provided that for any Commercial Paper Rate Index, the Remarketing Agent shall select securities (whether or not actually issued) having a term approximately equal to the applicable Commercial Paper Rate Period or which are subject to optional or mandatory tender by the owner thereof at the end of a term approximately equal to (or as close thereto as is practicably available) the applicable Commercial Paper Rate Period.

                  4. By 12:00 noon (New York City time) on each Determination Date or by 3:00 p.m. (New York City time) on each Auction Date, as the case may be, the Remarketing Agent or the Auction Agent, as the case may be, shall make available to the Authority, the Trustee, the Registrar and Paying Agent, any issuer of a Support Facility, the Company, any Broker-Dealer or any registered owner of a Bond the interest rate or rates determined on such Determination Date or Auction Date.

                  5. If for any reason on any Determination Date (A) any rate of interest for a Calculation Period is not determined by the Remarketing Agent, (B) no Remarketing Agent is serving as such hereunder or (C) the rate so determined is held to be invalid or unenforceable by a final judgment of a court of competent jurisdiction, (i) during any Daily Rate Period, the interest rate for the next succeeding Calculation Period shall be the last interest rate in effect, or, if a Daily Rate is not determined by the Remarketing Agent hereunder for five or more consecutive Business Days on the next and each succeeding Determination Date, the Daily Rate shall be a rate per annum equal to 80% of the latest 30-day dealer taxable commercial paper rate published by the Federal Reserve Bank of New York on or immediately before such Determination Date, (ii) during any Weekly Rate Period, the interest rate for the next succeeding Calculation Period shall be the last interest rate in effect, or, if a Weekly Rate is not determined by the Remarketing Agent for two or more consecutive Calculation Periods, the Weekly Rate shall be equal to 85% of the latest 30-day dealer taxable commercial paper rate published by the Federal Reserve Bank of New York on or before the day next preceding such Determination Date, (iii) during any Monthly Rate, Semi-annual Rate or Term Rate Period, the interest rate per annum for the next succeeding Calculation Period shall be equal to 85% of the rate listed in the table most recently circulated by the United States Treasury Department known as "Table [applicable dates shown on the most recent Table], Maximum Interest Rate Payable on United States Treasury Certificates of Indebtedness, Notes and

      Bonds-State and Local Government Series Subscribed for During Period [applicable dates shown on the most recent Table]" or any substantially equivalent table circulated by the United States Treasury Department for the maturity most closely approximating the Calculation Period, and (iv) during any Commercial Paper Rate Period, the next succeeding Calculation Period shall be a Calculation Period which shall consist of the period from and including the prior Interest Payment Date to but excluding the first Business Day of the following calendar month and the Commercial Paper Rate shall be equal to 85% of the interest rate applicable to 90-day United States Treasury Bills determined on the basis of the average per annum discount rate at which such 90-day Treasury Bills shall have been sold at the most recent Treasury auction within the 30 days next preceding such Calculation Period, or if there shall have been no such auction within the 30 days next preceding such Calculation Period, the Commercial Paper Rate shall be equal to the rate of interest borne by such Bond during the next preceding Calculation Period for such Bond. The rate of interest or Calculation Period and related Commercial Paper Rate shall be established pursuant to this subsection 5 until the Remarketing Agent again determines the rates of interest or Calculation Periods and related Commercial Paper Rates in accordance with this Indenture. The Trustee shall, upon the direction of the Company, select any person otherwise meeting the qualifications of Section 11.14 to obtain, calculate and prepare any of the information required by this subsection 5.

                  6. The determination of any rate of interest by the Remarketing Agent in accordance with this Indenture or by the Auction Agent in accordance with the Auction Procedures applicable to Auction Rate Bonds, or the establishment of Calculation Periods or Auction Periods by the Remarketing Agent as provided in this Indenture shall be conclusive and binding upon the Authority, the Company, the Trustee, the Registrar and Paying Agent, the Remarketing Agent, the Auction Agent, any issuer of a Support Facility, all Broker-Dealers and the registered or beneficial owners of the Bonds. Failure of the Remarketing Agent, the Trustee, the Registrar and Paying Agent, the Auction Agent or the Securities Depository or any Securities Depository participant to give any of the notices described in this Indenture, or any defect therein, shall not affect the interest rate to be borne by any of the Bonds nor the applicable Calculation Period or Auction Period nor in any way change the rights of the registered owners of the Bonds to tender their Bonds for purchase or to have them redeemed in accordance with this Indenture.

                  7. No transfer or exchange of Bonds shall be required to be made by the Registrar and Paying Agent after a Record Date until the next succeeding Interest Payment Date.

                  8. Except as otherwise provided in this subsection 8, the Trustee shall calculate and notify the Registrar and Paying Agent of the amount of interest due and payable on each Interest Payment Date or date on which a Bond is subject to purchase by 10:00 a.m. on the Business Day next preceding such Interest Payment Date or date set for purchase, as the case may be, unless such date is a date on which the interest rate is determined, in which case the amount of interest due and payable shall be calculated by 12:15 p.m. on such date. In preparing such calculation the Trustee may rely on calculations or other services provided by the Auction Agent, the Remarketing Agent, the Company or any person or persons selected by the Trustee in its discretion. During a Commercial Paper Rate Period, the Remarketing Agent shall notify the Trustee, the Registrar and Paying Agent and the Company of the amount of interest due and payable on each Interest Payment Date by 10:00 a.m. on the Business Day next preceding such Interest Payment Date.

                  9. Anything herein to the contrary notwithstanding, in no event shall the interest rate borne by any Bond exceed the maximum rate allowable by applicable law.

                  SECTION 2.04. Amendment to Sections 3.03 through 3.10 of the Indenture. Sections 3.03 through 3.10 of the Indenture are hereby amended to read as follows:

                  SECTION 3.03. Auction Rate Period - Auction Rate: Auction Period - General. 1. During any Auction Rate Period, the Auction Rate Bonds shall bear interest at the Auction Rate determined as set forth in this Section 3.03 and Sections 3.04 through 3.10. The initial Auction Period for each subseries of the Bonds immediately after any Change in the Interest Rate Mode to an Auction Rate, shall be a period from and including the effective date of such Change in the Interest Rate Mode to and including the initial Auction Date which shall be determined by the Authority, with notice to the Trustee, on or prior to the effective date of the Change in the Interest Rate Mode. The Auction Rate for any initial Auction Period immediately after any Change in the Interest Rate Mode to an Auction Rate for an Auction Rate Period, shall be the rate of interest per annum determined by the Remarketing Agent, with notice to the Trustee, the Authority, the Registrar and Paying Agent and the Company, on a date not later than the effective date of such Change in the Interest Rate Mode as the minimum rate of interest which, in the opinion of the Remarketing Agent, would be necessary as of such date to market Auction Rate Bonds in a secondary market transaction at a price equal to the principal amount thereof; provided that such interest rate shall not exceed the Maximum Allowed Rate. For any other Auction Period, the Auction Rate shall be the rate of interest per annum that results from implementation of the Auction Procedures. If on any Auction Date the Auction Agent shall fail to take any action necessary to determine, or take any action which effectively prevents the determination of, a rate of interest pursuant to the Auction Procedures, the Auction Rate for the next succeeding Auction Period shall be equal to the Maximum Auction Rate as provided in clause (i) of the definition thereof on and as of such Auction Date. Determination of an Auction Rate pursuant to the Auction Procedures shall be suspended upon a Change in the Interest Rate Mode or the occurrence of a Payment Default. The Auction Rate for any Auction Period Or remaining portion thereof following the occurrence of a Payment Default shall be equal to the Overdue Rate as determined on and as of the immediately preceding Auction Date. Upon the occurrence of a Payment Default that has not been waived or cured on or prior to any Auction Date, no Auction will be held, all Submitted Bids and Submitted Sell Orders shall be rejected, the existence of Sufficient Clearing Bids shall be of no effect and the Auction Rate for the next succeeding Auction Period shall equal the Overdue Rate On and as of such Auction Date. In the event of the suspension of the auction procedures due to a payment default, the Auction Procedures shall resume two Business Days after the date on which the Auction Agent receives notice from the Trustee that the Bond Insurer has cured the default under the Policy by making all scheduled payments thereunder, with the next Auction to occur on the next regularly scheduled Auction Date occurring thereafter. The Overdue Rate shall be determined by the Remarketing Agent on each succeeding Auction Date.

                  2. Auction Periods may be established pursuant to Section 3.04 at any time unless a Payment Default has occurred and has not been cured. Each Auction Period shall be a Standard Auction Period unless a different Auction Period is established pursuant to Section 3.04 and each Auction Period which immediately succeeds a non-Standard Auction Period shall be a Standard Auction Period unless a different Auction Period is established pursuant to Section 3.04.

                  SECTION 3.04. Auction Rate Period - Auction Rate Bonds: Change of Auction Period by Authority. 1. During an Auction Rate Period the Authority, at the request of the Company, may change the length of a single Auction Period or the Standard Auction Period by means of a written notice delivered at least 10 days prior to the Auction Date for such Auction Period to the Trustee, the Remarketing Agent, the Auction Agent and the Company in substantially the form furnished to the Trustee and the Auction Agent at the time of a Change in the Interest Rate Mode to an Auction Rate. Any Auction Period or Standard Auction Period established by the Authority pursuant to this Section 3.04 may not exceed 365 days in duration. If such Auction Period will be of less than 28 days, such notice shall be effective only if it is accompanied by a written statement of the Registrar and Paying Agent, the Trustee, the Remarketing Agent and the Auction Agent to the effect that they are capable of performing their duties hereunder and under the Remarketing Agreement and the Auction Agency Agreement with respect to such Auction Period. If such notice specifies a change in the length of the Standard Auction Period, such notice shall be effective only if it is accompanied by the written consent of the Remarketing Agent to such change. The length of an Auction Period or the Standard Auction Period may not be changed pursuant to this Section
      3.04 unless Sufficient Clearing Bids existed at both the Auction immediately preceding the date the notice of such change was given and the Auction immediately preceding such changed Auction Period or if a Payment Default has occurred and has not been cured.

                  2. The change in length of an Auction Period or the Standard Auction Period by the Authority at the request of the Company shall take effect only if (A) the Trustee, the Credit

      Facility Issuer and the Auction Agent receive, by 11:00 a.m. (New York City time) on the Business Day immediately preceding the Auction Date for such Auction Period, a certificate from the Authority, on behalf of the Company, by telecopy or similar means in substantially the form furnished to the Trustee and the Auction Agent at the time of a Change in the Interest Rate Mode to an Auction Rate authorizing establishment of and specifying the length of the new Auction Period or the Standard Auction Period, which shall be specified in such certificate, and confirming that Bond Counsel expects to be able to give an Opinion of Bond Counsel on the first day of such Auction Period, (B) the Trustee shall not have delivered to the Auction Agent by 12:00 noon (New York City time) on the Auction Date for such Auction Period notice that a Payment Default has occurred,
      (C) Sufficient Clearing Bids exist at the Auction on the Auction Date for such Auction Period, and (C) the Trustee, the Credit Facility Issuer and the Auction Agent receive by 9:30 a.m. (New York City time) on the first day of such Auction Period, an opinion of Bond Counsel to the effect that the change in the Auction Period or the Standard Auction Period is authorized by this Indenture, is permitted under the Act and will not have an adverse effect on the exclusion of interest on such Bonds from gross income for federal income tax purposes. If the condition referred to in
      (A) above is not met, the Auction Rate for the next succeeding Auction Period shall be determined pursuant to the Auction Procedures and the next succeeding Auction Period shall be a Standard Auction Period. If any of the conditions referred to in (B) OR (C) above is not met, the Auction Rate for the next succeeding Auction Period shall equal the Maximum Auction Rate as determined as of such Auction Date.

                  3. On the Auction Date immediately preceding the effective date of any change in the length of an Auction Period or the Standard Auction Period, any bonds which are not the subject of a specific Order shall be deemed to be subject to a Sell Order.

                  SECTION 3.01. Auction Rate Period - Auction Rate Bonds: Change of Auction Date by Remarketing Agent. During an Auction Rate Period the Remarketing Agent, with the written consent of the Company, may change, in order to conform with then-current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date, the Auction Date for all future Auction Periods to a different day, so long as the first such Auction Date will be a Business Day in the calendar week in which the next succeeding Auction Date is then scheduled to occur. If a change in an Auction Date is undertaken in conjunction with a change in an Auction Period and the conditions for the establishment of such change in Auction Period are not met, the Auction Date may be, and the next succeeding Auction Period may be adjusted to end on a Business Day in the calendar week in which such Auction Date was scheduled to occur and such Auction Period was scheduled to end to accommodate the change in the Auction Date. The Remarketing Agent shall communicate its determination to change an Auction Date by means of a written notice delivered at least 10 days prior to the Auction Date immediately preceding such Auction Date to the Authority, the Trustee, the Auction Agent and the

      Company which shall state (i) the determination of the Remarketing Agent to change the Auction Date, (ii) the new Auction Date and (iii) the date on which such Auction Date shall be changed. If as a result of any proposed change in the Auction Date any Auction Period would be less than 28 days in duration, such notice shall be effective only if it is accompanied by a written statement of the Auction Agent, the Registrar and Paying Agent, and the Trustee to the effect that they are capable of performing their duties hereunder and under the Remarketing Agreement and Auction Agency Agreement with respect to any such Auction Period.

                  SECTION 3.02. Auction Rate Period - Auction Rate Bonds: Orders by Existing Holders and Potential Holders. (a) Prior to the Submission Deadline on each Auction Date during the Auction Rate Period, the following orders may be submitted:

                  (i) each Existing Holder may submit to the Broker- Dealer by telephone or otherwise information as to:

                        (A) the principal amount of Auction Rate Bonds, if any,
                  held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Auction Rate for the next succeeding Auction Period;

                        (B) the principal amount of Auction Rate Bonds, if any,
                  held by such Existing Holder which such Existing Holder offers to sell if the Auction Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Holder and/or

                        (C) the principal amount of Auction Rate Bonds, if any,
                  held by such Existing Holder which such Existing Holder offers to sell without regard to the Auction Rate for the next succeeding Auction Period;

                  (ii) one or more Broker-Dealers may contact Potential Holders by telephone or otherwise to determine the principal amount of Auction Rate Bonds which each such Potential Holder offers to purchase if the Auction Rate for the next succeeding Auction Period shall not be less than the interest rate per annum specified by such Potential Holder.

      For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B) or (i)(C) or clause (ii) above is hereinafter referred to as an "Order" and collectively as "Orders" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause
      (i)(A) above is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or clause (ii) above is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) above is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders". The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders".

                  Orders may be submitted only in principal amounts of $25,000 or any integral multiple thereof.

                  (b)(i) Subject to the provisions of Section 3.07, a Bid by an
            Existing Holder shall constitute an irrevocable offer to sell:

                        (A) the principal amount of Auction Rate Bonds specified
                  in such Bid if the Auction Rate determined on such Auction Date shall be less than the interest rate per annum specified therein; or

                        (B) such principal amount or a lesser principal amount
                  of Auction Rate Bonds to be determined as set forth in subsection (a)(iv) of Section 3.09 if the Auction Rate determined on such Auction Date shall be equal to the interest rate per annum specified therein; or

                        (C) such principal amount of Auction Rate Bonds or a
                  lesser principal amount of Auction Rate Bonds to be determined as set forth in subsection (b)(iii) of Section 3.09 if such specified rate shall be higher than the Maximum Auction Rate and Sufficient Clearing Bids do not exist.

                  (ii) Subject to the provisions of Section 3.07, a Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                        (A) the principal amount of Auction Rate Bonds specified
                  in such Sell Order; or

                        (B) such principal amount or a lesser principal amount
                  of Auction Rate Bonds as set forth in subsection (b)(iii) of
                  Section 3.09 if Sufficient Clearing Bids do not exist.

                  (iii) Subject to the provisions of Section 3.07, a Bid by a
            Potential Holder shall constitute an irrevocable offer to purchase:

                        (A) the principal amount of Auction Rate Bonds specified
                  in such Bid if the Auction Rate determined on such Auction Date shall be higher than the rate specified therein; or

                        (B) such principal amount or a lesser principal amount
                  of Auction Rate Bonds as set forth in subsection (a)(v) of
                  Section 3.09 if the Auction Rate determined on such Auction Date shall be equal to such specified rate.

                  SECTION 3.07. Auction Rate Period - Auction Rate Bonds:
      Submission of Orders by Broker-Dealers to Auction Agent. (a) During an Auction Rate Period each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date, all Orders obtained by such Broker-Dealer and shall specify with respect to each such Order:

                  (i) the name of the Bidder placing such Order ;

                  (ii) the aggregate principal amount of Auction Rate Bonds that are subject to such Order;

                  (iii) to the extent that such Bidder is an Existing Holder:

                        (A) the principal amount of Auction Rate Bonds, if any,
                  subject to any Hold Order placed by such Existing Holder;

                        (B) the principal amount of Auction Rate Bonds, if any,
                  subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                        (C) the principal amount of Auction Rate Bonds, if any,
                  subject to any Sell Order placed by such Existing Holder; and

                  (iv) to the extent such Bidder is a Potential Holder, the
            principal amount of Auction Rate Bonds subject to any Bid placed by such Potential Holder and the rate specified in such Bid.

                  (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                  (c) If an Order or Orders covering all Auction Rate Bonds held by an Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the principal amount of Auction Rate Bonds held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if there is a change in the length of an Auction Period or the Standard Auction Period in accordance with Section 3.04 hereof or an amendment or modification to the Auction Procedures or any other provision of the Indenture relating to the method of determining the Auction Rate for the Auction Rate Bonds in accordance with Section 14.02 hereof and Orders have not been submitted to the Auction Agent prior to the Submission Deadline covering the aggregate principal amount of Auction Rate Bonds that are subject to such change in the length of an Auction Period or the Standard Auction Period or amendment or modification, as the case may be, the Auction Agent shall deem a sell order to have been submitted on behalf of such Existing Holder covering the principal amount of Auction Rate Bonds subject to such change or modification or amendment and not subject to Orders submitted to the Auction Agent.

                  (d) Neither the Authority, the Company, the Trustee nor the Auction Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Holder OR Potential Holder.

                  (e) If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of Auction Rate Bonds held by such Existing Holder, such Orders shall be considered valid as follows and in the following order of priority:

                  (i) all Hold Orders shall be considered valid, but only up to and including the principal amount of Auction Rate Bonds held by such Existing Holder, and, if the aggregate principal amount of Auction Rate Bonds subject to such Hold Orders exceeds the aggregate principal amount of Auction Rate Bonds held by such Existing Holder, the aggregate principal amount of Auction Rate Bonds subject to each such Hold Order shall be reduced pro rata to cover the aggregate principal amount of Auction Rate Bonds held by such Existing Holder;

                  (ii) (A) any Bid shall be considered valid up to and including the excess of the principal amount of Auction Rate Bonds held by such Existing Holder over the aggregate principal amount of Auction Rate Bonds subject to any Hold Orders referred to in paragraph (i) above;

                        (B) subject to clause (A) above, if more than one Bid
                  with the same rate is submitted on behalf of such Existing Holder and the aggregate principal amount of Auction Rate Bonds subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and, the principal amount of Auction Rate Bonds subject to each Bid with the same rate shall be reduced pro rata to cover the principal amount of Auction Rate Bonds equal to such excess;

                        (C) subject to clauses (A) and (B) above, if more than
                  one Bid with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to and including the amount of such excess; and

                        (D) in any such event, the aggregate principal amount of
                  Auction Rate Bonds, if any, subject to any portion of Bids not valid under this paragraph (ii) shall be treated as the subject of a Bid by a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders shall be considered valid up to and
            including the excess of the principal amount of Auction Rate Bonds held by such Existing Holder over the aggregate principal amount of Auction Rate Bonds subject to valid Hold Orders referred to in paragraph (i) of this subsection (e) and valid Bids referred to in paragraph (ii) of this subsection (e).

                  (f) If more than one Bid for Auction Rate Bonds is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid for Auction Rate Bonds with the rate and principal amount therein specified.

                  (g) Any Bid or Sell Order submitted by an Existing Holder covering an aggregate principal amount of Auction Rate Bonds not equal to $25,000 or an integral multiple thereof shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Holder covering an aggregate principal amount of Auction Rate Bonds not equal to $25,000 or an integral multiple thereof shall be rejected.